UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2018

Tutor Perini Corporation

(Exact name of registrant as specified in its charter)

_________________________________

Massachusetts (State or other jurisdiction of incorporation or organization)	1-6314 (Commission file number)	04-1717070 (I.R.S. Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (818) 362-8391

Not Applicable

(Former name or former address, if changed since last report)

_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment No. 1 to Amended and Restated Employment Agreement for Chairman and Chief Executive Officer

On January 5, 2018, Tutor Perini Corporation (the “Company”) and Ronald N. Tutor, Chairman and Chief Executive Officer of the Company entered into Amendment No. 1 (the “Amendment”) to Mr. Tutor’s Amended and Restated Employment Agreement dated December 22, 2014 (the “Agreement”). The Amendment extends the term of the Agreement through December 31, 2021 and provides for, among other provisions, an expanded range for the annual cash bonus, which is still payable only if certain performance criteria are met. In addition, the Amendment provides for long-term equity incentive awards as follows: performance-based awards consisting of 225,000 restricted stock units (“RSUs”) and 225,000 stock options, and time‑based awards consisting of 225,000 RSUs and 225,000 stock options. The performance‑based RSUs and both the time‑ and performance‑based stock options are scheduled to vest in three equal annual installments beginning on December 31, 2019. The time‑based RSUs are scheduled to vest as follows: 150,000 RSUs on January 4, 2021 and 75,000 RSUs on December 31, 2021.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d)          Exhibits

Of

Exhibit Number	Description
10.1	Amendment No. 1 to Amended and Restated Employment Agreement by and between Tutor Perini Corporation and Ronald N. Tutor, dated January 5, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tutor Perini Corporation

Date: January 5, 2018	By:	/s/ Gary G. Smalley
Gary G. Smalley Executive Vice President and Chief Financial Officer